Exhibit 23.2




                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-91196 on Form S-8, pertaining to the Pacific State Bancorp 1987 and 1997 Stock Option Plans, of our report dated February 20, 2003, with respect to the consolidated financial statements of Pacific State Bancorp attached as an exhibit to Pacific State Bancorp's Form 10-K for the year ended December 31, 2002.

                                                 /s/ PERRY-SMITH LLP



Sacramento, California
May 14, 2003